Exhibit 10.1

Fifth AMENDMENT AGREEMENT

This Fifth AMENDMENT AGREEMENT (this “Amendment”) is made as of the 4th day of November, 2025 among:

(a) RAMACO RESOURCES, INC., a Delaware corporation (“Ramaco”);

(b) each other borrower party to the Credit Agreement, as hereinafter defined (together with Ramaco, collectively, the “Borrowers” and, individually, each a “Borrower”);

(c) the Lenders, as defined in the Credit Agreement; and

(d) KEYBANK NATIONAL ASSOCIATION, a national banking association, as the administrative agent for the Lenders under the Credit Agreement (the “Agent”).

WHEREAS, the Borrowers, the Agent and the Lenders are parties to that certain Second Amended and Restated Credit and Security Agreement, dated as of February 15, 2023 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrowers, the Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement (as amended by this Amendment); and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Agent and the Lenders agree as follows:

1. Amendments to Definitions. Section 1.2 of the Credit Agreement is hereby amended to delete the defined terms “Capital Distribution”, “Facility Termination Date”, “Fixed Charges” and “Hedging Contracts” therein and replace them with the following in the appropriate alphabetical order:

“Capital Distribution” shall mean a payment made, liability incurred or other consideration given by a Borrower or a Subsidiary of a Borrower (a) for the purchase, acquisition, redemption, repurchase, payment or retirement of any Equity Interests in such Person, (b) to retire, to obtain the surrender of, or in connection with, any outstanding warrants, options or other rights to acquire any Equity Interests in any such Person, or (c) as a dividend, return of capital or other distribution (other than any stock dividend, stock split or other equity distribution payable only in capital stock or other Equity Interests of such Person) in respect of such Person’s Equity Interests; provided that none of the issuance of Permitted Convertible Indebtedness by the Borrower Representative, the purchase of a Permitted Bond Hedge Transaction by the Borrower Representative, nor the performance by the Borrower Representative of its obligations under any Permitted Bond Hedge Transaction or any Permitted Convertible Indebtedness, shall constitute a Capital Distribution.

“Facility Termination Date” shall mean the earlier of (a) May 3, 2029, and (b) the date that is one hundred eighty (180) days prior to the earliest maturity date (or mandatory redemption date) of any Permitted Convertible Indebtedness; or such other date that this Agreement and the obligations of parties hereto are terminated.

“Fixed Charges” shall mean, with respect to any fiscal period, as determined on a Consolidated basis, the sum of (a) interest expense paid in cash (other than interest expense related to the Permitted Ramaco Coal Acquisition Indebtedness) plus (b) scheduled principal payments on Indebtedness (other than scheduled principal payments related to the Permitted Ramaco Coal Acquisition Indebtedness, the Permitted Maben Acquisition Indebtedness or the 2026 Unsecured Notes, in each case, so long as such payments are made in accordance with the terms of Section 7.18(b)), plus (c) optional prepayments of principal on Indebtedness (other than optional prepayments of principal related to the Permitted Ramaco Coal Acquisition Indebtedness, the Permitted Maben Acquisition Indebtedness, the 2026 Unsecured Notes and Permitted Convertible Indebtedness (including cash payments upon the conversion thereof), in each case, so long as such payments are made in accordance with the terms of Section 7.18(b)).

“Hedging Contracts” shall mean any foreign exchange contract, currency swap agreement, futures contract, commodities hedge agreement, interest rate protection agreement, interest rate future agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, option agreement or any other similar hedging agreement or arrangement entered into by a Person in the ordinary course of business and not for speculative purposes. For the avoidance of doubt, a Permitted Bond Hedge Transaction shall not constitute a Hedging Contract.

2. Additions to Definitions. Section 1.2 of the Credit Agreement is hereby amended to add the following new definitions thereto in the appropriate alphabetical order:

“Permitted Bond Hedge Transaction” shall mean any call or capped call option (or substantively equivalent derivative transaction) relating to the Borrower Representative’s Class A common stock (or other securities or property following a merger event, reclassification or other change of the Class A common stock of the Borrower Representative) that is (a) entered into in connection with the issuance of, and concurrently or substantially concurrently with the pricing of, the related Permitted Convertible Indebtedness for the purpose of reducing potential dilution or offsetting any cash payments required upon conversion of such Permitted Convertible Indebtedness, (b) on terms that are customary for such transactions and (c) settled in Class A common stock of the Borrower Representative (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of the Borrower Representative’s Class A common stock or such other securities or property), and cash in lieu of fractional shares of Class A common stock of the Borrower Representative; provided that such transaction shall not require any posting of margin, collateral or other credit support by any Subsidiary.

“Permitted Convertible Indebtedness” shall mean unsecured Indebtedness of the Borrower Representative that (a) is convertible into shares of Class A common stock of the Borrower Representative (or other securities or property following a merger event, reclassification or other change of the Class A common stock of the Borrower Representative), cash or a combination thereof (such amount of cash determined by reference to the price of the Borrower Representative’s Class A common stock or such other securities or property), and cash in lieu of fractional shares of Class A common stock of the Borrower Representative, (b) has no scheduled amortization prior to the maturity date thereof, (c) does not require any cash settlement upon conversion (other than cash in lieu of any fractional shares of Class A common stock of the Borrower Representative), (d) is not guaranteed by any Subsidiary, secured by any Lien, or otherwise recourse to any Loan Party other than the Borrower Representative, and (e) is on terms and conditions (including conversion, redemption, and repurchase provisions) customary for convertible debt of public company issuers.

3. Amendment to Investments Covenant. Clause (a) of Section 7.4 of the Credit Agreement is hereby amended to delete “[reserved]” therefrom and replace it with the following:

the purchase of any Permitted Bond Hedge Transaction by the Borrower Representative and the performance by the Borrower Representative of its obligations thereunder

4. Amendment to Loans Covenant. Section 7.5 of the Credit Agreement is hereby amended to add the following sentence to the end thereof:

For the avoidance of doubt, neither the purchase of a Permitted Bond Hedge Transaction by the Borrower Representative nor the performance by the Borrower Representative of its obligations under any Permitted Bond Hedge Transaction shall be prohibited by this Section 7.5.

5. Amendment to Indebtedness Covenant. Section 7.8 of the Credit Agreement is hereby amended to delete “; and” from clause (h), to renumber clause “(i)” as clause “(j)” and to insert the following new clause (i) in the appropriate place:

(i) Permitted Convertible Indebtedness in aggregate principal amount not to exceed $1,000,000,000; and

6. Amendment of Prepayment of Indebtedness Covenant. Section 7.18 of the Credit Agreement is hereby amended and restated in its entirely as follows:

7.18 Prepayment of Indebtedness; Permitted Maben Acquisition Indebtedness.

(a) At any time, directly or indirectly, prepay any Indebtedness (other than (i) to the Agent, the Lenders or the Issuer, (ii) payment of rentals, royalties, trade payables or similar items in the ordinary course of business, or (iii) prepayments on the Permitted Maben Acquisition Indebtedness, the 2026 Unsecured Notes, the 2029 Unsecured Notes, the 2030 Unsecured Notes, any Permitted Convertible Indebtedness or any Permitted Additional Unsecured Debt, in each case of this subpart (iii), to the extent permitted pursuant to subsection (b) below) or repurchase, redeem, retire or otherwise acquire any Indebtedness of any Loan Party (other than to the Agent, the Lenders or the Issuer). For the avoidance of doubt, the conversion of any Permitted Convertible Indebtedness into shares of Class A common stock of the Borrower Representative (or other securities or property following a merger event, reclassification or other change of the Class A common stock of the Borrower Representative), cash or a combination thereof shall not be prohibited by this Section 7.18(a).

(b) Make any (i) principal payment with respect to the Permitted Maben Acquisition Indebtedness, the 2026 Unsecured Notes, the 2029 Unsecured Notes, the 2030 Unsecured Notes, any Permitted Convertible Indebtedness or any Permitted Additional Unsecured Debt, or (ii) cash payments in connection with any conversion of any Permitted Convertible Indebtedness (other than cash in lieu of any fractional shares of Class A and/or Class B common stock of the Borrower Representative); provided, however, with regard to the Permitted Maben Acquisition Indebtedness, the 2026 Unsecured Notes, the 2029 Unsecured Notes, the 2030 Unsecured Notes, any Permitted Convertible Indebtedness and any Permitted Additional Unsecured Debt, (x) the Borrowers may make regularly scheduled payments of principal and interest so long as no Default or Event of Default shall exist both immediately prior to and after giving effect to such payment, and (y) the Borrowers may make prepayments of principal (and make cash payments in connection with any conversion of any Permitted Convertible Indebtedness) so long as (A) no Default or Event of Default shall exist both immediately prior to and after giving effect to such payment, (B) Excess Availability (both immediately preceding such payment and after giving effect to such payment) exceeds the greater of (1) fifty percent (50%) of the aggregate amount of the Borrowing Base then in effect and (2) $37,500,000, and (C) the Fixed Charge Coverage Ratio, calculated in accordance with Section 6.3, is greater than or equal to 1.20 to 1.00 as of the last day of the fiscal quarter immediately preceding such payment. For the avoidance of doubt, the conversion of any Permitted Convertible Indebtedness into shares of Class A common stock of the Borrower Representative (or other securities following a merger event, reclassification or other change of the Class A common stock of the Borrower Representative) and cash in lieu of any fractional shares of Class A common stock of the Borrower Representative shall not be prohibited by this Section 7.18(b).

7. Conditions Precedent. This Amendment shall become effective upon the date on which each of the following conditions has been satisfied:

(a) The Borrowers and the Required Lenders shall execute and deliver to the Agent this Amendment; and

(b) The Borrowers shall execute and deliver to the Agent an amendment fee letter and pay to the Agent, for the benefit of the applicable Lenders, the fees set forth therein.

8. Expenses. The Borrowers shall reimburse the Agent for all costs and expenses incurred in connection with this Amendment, including, without limitation, attorneys’ fees.

9. Representations and Warranties. The Borrowers hereby represent and warrant to the Agent and the Lenders that: (a) the Borrowers have the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrowers with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrowers and the performance and observance by the Borrowers of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrowers or any law applicable to the Borrowers or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrowers; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) the Borrowers are not aware of any claim or offset against, or defense or counterclaim to, the Borrowers’ obligations or liabilities under the Credit Agreement or any other Loan Document; and (g) this Amendment constitutes a valid and binding obligation of the Borrowers in every respect, enforceable in accordance with its terms.

10. Waiver and Release. The Borrowers, by signing below, hereby waive and release the Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

11. References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

12. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

13. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

14. Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

15. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER. THE BORROWERS, THE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWERS, THE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

RAMACO RESOURCES, INC.

By:	/s/ Randall W. Atkins
Randall W. Atkins
Chairman and Chief Executive Officer

RAMACO DEVELOPMENT, LLC
RAM MINING, LLC
RAMACO COAL SALES, LLC
RAMACO RESOURCES, LLC
RAMACO RESOURCES LAND
HOLDINGS, LLC
RAMACO COAL, INC.
MABEN COAL LLC
CARBON RESOURCES DEVELOPMENT, INC.
RAMACO COAL, LLC

By:	/s/ Jeremy R. Sussman
Jeremy R. Sussman
Vice President and Treasurer

Signature Page to

Fifth Amendment Agreement

(Ramaco)

KEYBANK NATIONAL ASSOCIATION
as the Agent and as a Lender

By:	/s/ Timothy W. Kenealy
Timothy W. Kenealy
Vice President

Signature Page to

Fifth Amendment Agreement

(Ramaco)

CADENCE BANK
as a Lender

By:	/s/ Zack Munn
Name:	Zack Munn
Title:	Vice President

Signature Page to

Fifth Amendment Agreement

(Ramaco)

ASSOCIATED BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Brian Roman
Name:	Brian Roman
Title:	Sr. Vice President

Signature Page to

Fifth Amendment Agreement

(Ramaco)

CITY NATIONAL BANK
as a Lender

By:	/s/ Charles Fox
Name:	Charles Fox
Title:	VP, Commerical Banker

Signature Page to

Fifth Amendment Agreement

(Ramaco)

STAR FINANCIAL BANK
as a Lender

By:	/s/ Sarah E. Ratner
Name:	Sarah E. Ratner
Title:	SVP, Senior Credit Officer

Signature Page to

Fifth Amendment Agreement

(Ramaco)

TRUSTMARK BANK, SUCCESSOR IN INTERST TO TRUSTMARK NATIONAL BANK, BY VIRTUE OF THOSE CERTAIN ARTICLES OF CONVERSION AND ARTICLES OF INCORPORATION FILED AND RECORDED IN THE MISSISSIPPI SECRETARY OF STATE’S OFFICE,
as a Lender

By:	/s/ Matt Farrell
Name:	Matt Farrell
Title:	First Vice President

Signature Page to

Fifth Amendment Agreement

(Ramaco)